Exhibit 4.1

Exhibit 4.5

C0000000230 | M

104598

CONTINUED UNDER THE COMPANIES ACT 1981 OF BERMUDA

TRANSATLANTIC PETROLEUM LTD.

Number

00000000

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP G89982105

ISIN BMG899821059

Shares

* * * * 0 * * * * * * * * *

* * * * * 0 * * * * * * * *

* * * * * * 0 * * * * * * *

* * * * * * * 0 * * * * * *

* * * * * * * * 0 * * * * *

THIS CERTIFIES THAT

**SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG899821050000000 0TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****SPECIMENG8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD. SPECIMEN zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG899821 0500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

SPECIMENG8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****SPECIM

IS THE REGISTERED HOLDER OF

**0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

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0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD. * * * 0 * **zero****

0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

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0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****0G8998210500000000TRANSATLANTIC*PETROLEUM*LTD.zero****

0G8998210500000000TRANSATLANTIC*

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0G8998210500000000TRANSATLANTIC*

PETROLEUM*LTD.zero****0G899821050000000

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF U.S. $0.01 EACH IN THE CAPITAL OF

TRANSATLANTIC PETROLEUM LTD.

transferable on the books of the Company only upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

Director

Director

Dated: Jan 01, 1900

COUNTERSIGNED AND REGISTERED

COMPUTERSHARE INVESTOR SERVICES INC. (CALGARY) (TORONTO) TRANSFER AGENT AND REGISTRAR

By

Authorized Officer

The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Calgary, AB and Toronto, ON

SECURITY INSTRUCTIONS ON REVERSE

YOUR LEG INSTRUCTIONS DE SÉCURITÉ AU VERSO

The shares represented by this certificate have rights, privileges, restrictions and conditions attached thereto and the Company will furnish to a shareholder, on demand and without charge, a full copy of the text of: (a) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors: and (b) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with rights of survivorship and not as tenants in common

(Name) CUST (Name) UNIF – (Name) as Custodian for (Name) under the

GIFT MIN ACT (State) (State) Uniform Gifts to Minors Act

Additional abbreviation may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

Insert name and address of transferee shares represented by this certificate and does hereby irrevocably constitute and appoint of the undersigned to transfer the said on the books of the Company with full power of substitution in the premises.

DATED:

Signature of Shareholder

Signature of Guarantor

Signature Guarantee:

The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix the stamp bearing the actual words “Signature Guaranteed”

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantee are not accepted from Treasury Branches, Credit Unions or Caissess Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE

DU FILIGRANE POUR CE FAIRE, PLACER À LA LUMIÉRE